AETNA GENERATION PORTFOLIOS, INC.
                  This Supplement is dated December 12, 1999


The information in this Supplement for Aetna Generation Portfolios, Inc. amends the information contained in the Prospectus dated May 3, 1999 and supersedes the Supplement previously issued. This Supplement should be read with the Prospectus.

The following replaces the paragraph of the section entitled "Management of the Portfolios--Portfolio Management" on page 13 of the Prospectus:

Neil Kochen, Managing Director, Aeltus, is the lead portfolio manager and asset allocation strategist for each Generation Fund. Mr. Kochen heads a team of investment professionals, each of whom specializes in a particular asset class. Mr. Kochen joined the Aetna organization in 1985 and previously served as head of fixed income quantitative research, head of investment strategy and policy, and as a senior portfolio manager.

Effective January 1, 2000, Aeltus Investment Management, Inc. has agreed to waive a portion of its investment advisory fee and/or its administrative services fee and/or reimburse a portion of the other expenses to ensure that the total net operating expenses for Aetna Crossroads VP and Aetna Legacy VP do not exceed the following amounts:

              Aetna Crossroads VP    0.70%
              Aetna Legacy VP        0.65%


Effective May 1, 2000, the following replaces the chart in the section entitled "The Portfolios' Investments" on page 5 of the Prospectus:


                                       Ascent      Crossroads     Legacy
Asset Class                              VP          VP(1)         VP(2)             Comparative Index*
---------------------------------   -----------   ------------   -----------   -----------------------------
Equities
Large Capitalization Stocks
Range                               0 - 70%        0 - 50%        0 - 30%       S&P 500 Index
Benchmark                           35%            25%            15%

Small-/Mid-Capitalization Stocks
Range                               0 - 40%        0 - 30%        0 - 20%       Russell 2500 Index
Benchmark                           20%            15%            10%

International Stocks                                                            Morgan Stanley Capital
Range                               0 - 40%        0 - 30%        0 - 20%       International Europe,
Benchmark                           20%            15%            10%           Australia and Far East Index

Real Estate Stocks                                                              National Association of
Range                               0 - 10%        0 - 10%        0 - 10%       Real Estate Investment
Benchmark                           5%             5%             5%            Trusts Equity Index

Fixed Income
U.S. Dollar Bonds
Range                               0 - 30%        0 - 60%        0 - 90%       Salomon Brothers Broad
Benchmark                           15%            30%            45%           Investment Grade Index

International Bonds
Range                               0 - 10%        0 - 10%        0 - 10%       Salomon Brothers Non-U.S.
Benchmark                           5%             5%             5%            World Government Bond Index

Money Market Instruments
Range                               0 - 30%        0 - 30%        0 - 30%       91-Day U.S. Treasury
Benchmark                           0%             5%             10%           Bill Rate

-----------------------

* See page 10 of the Prospectus for a description of each comparative index.

(1) Crossroads VP will invest no more than 60% of its assets in any combination of the following asset classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2) Legacy VP will invest no more than 35% of its assets in any combination of the following asset classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.


X.AETNA-99-3                                                December 1999